UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2014

Hi-Tech Pharmacal Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-20424 (Commission File Number)	11-2638720 (IRS Employer Identification No.)
369 Bayview Avenue Amityville, New York (Address of Principal Executive Offices)	11701 (Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Introductory Note

On April 17, 2014, Akorn Enterprises, Inc., a Delaware corporation (“Purchaser”), completed its merger (the “Merger”) with and into Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the “Company”), as result of which the Company has been acquired by, and is wholly owned by, Akorn Inc., a Louisiana corporation (“Akorn”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of August 26, 2013 (“Merger Agreement”), by and among Akorn, Purchaser and the Company. The Merger became effective at 7:54 A.M. Eastern Time on April 17, 2014 (the “Effective Time”).

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on April 17, 2014, Purchaser merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Akorn. Pursuant to the Merger Agreement, (i) each outstanding share of the Company’s common stock (the “Common Stock”), par value $0.01 (each a “Share”), was converted into the right to receive $43.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”), and (ii) each outstanding option, restricted stock grant, restricted stock subject to vesting or similar rights to purchase or acquire Shares (“Stock Rights”), whether or not vested, was canceled in exchange for the right to receive a cash payment equal to the Merger Consideration, less the applicable exercise price of such Stock Right.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K. A copy of the press release issued by Akorn on April 17, 2014 to announce the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 3 — Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the NASDAQ Global Select Market (“Nasdaq”). Accordingly, on April 17, 2014, the Company notified Nasdaq that each outstanding share of Common Stock was converted in the Merger into the Merger Consideration and requested that Nasdaq file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to delist and deregister the shares of Common Stock, which was filed on April 17, 2014. Trading of the Common Stock on Nasdaq was suspended as of the opening of trading on April 17, 2014. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the shares of Common Stock and the suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive the Merger Consideration. Upon the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth. See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above for additional information, which is incorporated herein by reference.

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Section 5 — Corporate Governance and Management

Item 5.01 Change in Control of Registrant.

As a result of the Merger, the Company became a wholly owned subsidiary of Akorn. The aggregate consideration paid by Akorn in the Merger was approximately $640 million. Akorn financed the acquisition through a combination of a new debt finance facility and cash on hand at the Company. See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above and Item 5.02 below for additional information, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, upon consummation of the Merger on April 17, 2014, the directors and executive officers of the Company were effectively removed and replaced by the directors and executive officers of Purchaser. These resignations were not a result of any disagreements between the Company and the former directors on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety in accordance with the terms of the Merger Agreement. A copy of the amended and restated certificate of incorporation and the amended and restated bylaws of the Company are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Section 8 — Other Events

Item 8.01 Other Events.

As previously announced by Akorn, on April 11, 2014, the U.S. Federal Trade Commission voted to accept a proposed consent order regarding the Merger, which requires Akorn and the Company to divest to an FTC-approved buyer certain rights and assets currently held by Akorn and the Company. On April 17, 2014, the Company and Akorn completed the divestiture to Watson Laboratories, Inc. of certain rights and assets related to one product in development and three products marketed under Abbreviated New Drug Applications — Ciprofloxacin Hydrochloride Ophthalmic Solution, Levofloxacin Ophthalmic Solution and Lidocaine Hydrochloride Jelly — and one product marketed under a New Drug Application: Lidocaine/Prilocaine Topical Cream.

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Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 26, 2013, by and among Hi-Tech Pharmacal Co., Inc., Akorn, Inc. and Akorn Enterprises, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 27, 2013).
3.1	Amended and Restated Certificate of Incorporation of Hi-Tech Pharmacal Co., Inc.
3.2	Amended and Restated Bylaws of Hi-Tech Pharmacal Co., Inc.
99.1	Press Release issued by Akorn, Inc. on April 17, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2014

HI-TECH PHARMACAL CO., INC.

	By:	/s/ Joseph Bonaccorsi
		Name:	Joseph Bonaccorsi
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 26, 2013, by and among Hi-Tech Pharmacal Co., Inc., Akorn, Inc. and Akorn Enterprises, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on August 27, 2013).
3.1	Amended and Restated Certificate of Incorporation of Hi-Tech Pharmacal Co., Inc.
3.2	Amended and Restated Bylaws of Hi-Tech Pharmacal Co., Inc.
99.1	Press Release issued by Akorn, Inc. on April 17, 2014.